UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06574

The Latin American Discovery Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	June 30, 2011

Item 1 - Report to Shareholders

The Latin American Discovery Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and
Director

Arthur Lev

President and Principal
Executive Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

CELDFSAN
IU11-01745P-Y06/11

INVESTMENT MANAGEMENT

The Latin American Discovery

Fund, Inc. (LDF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

June 30, 2011

The Latin American Discovery Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2011, The Latin American Discovery Fund, Inc. (the "Fund") had total returns of -3.37%, based on net asset value, and -3.17% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America Net Index (the "Index"), which returned -1.70% in U.S. dollar terms. On June 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $18.09, representing a 7.5% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Latin America declined 1.70% in the six months ending June 30, 2011, underperforming the broader global emerging markets. Market sentiment in the region was volatile given concerns over high inflation in the emerging markets, slowing global growth and a drop in commodity prices. Latin America was the worst performing emerging market region year-to-date. The major markets of Brazil and Mexico posted negative returns on the back of policy and economic data concerns. Peru, hindered by election concerns, was the worst performing market. Colombia was the best performing market after the country's credit rating was upgraded to investment grade by Standard & Poor's. After a strong start early in the year, commodity prices fell, with oil prices leading the way. Falling commodity prices were reflected in sector performance: declines in the energy and materials sectors during the second quarter offset gains made in the first quarter, resulting in these sectors being the weakest performers for the six-month period overall. Information technology and utilities were the top performing sectors.

•  During the period in review, stock selection in Mexico, Colombia and Chile detracted from relative returns. The Fund's underweight position to Colombia also hurt performance. Partially offsetting this was our overweight to the non-Index country of Panama and underweight position to Peru.

•  In Mexico, stock selection within consumer discretionary and industrials were the key detractors to relative returns. A slower-than-expected recovery in domestic consumption hurt sentiment and contributed to the negative results for Mexican consumer names in the portfolio. Nevertheless, a meaningful change in short-term U.S. economic prospects due to fiscal stimulus has led to an improvement in external demand conditions for Mexico, bolstering the country's growth outlook for 2011.Yet, while private consumption has accelerated, it has lagged the recovery in the region and remains below the high seen in 2008.

•  Stock selection and our underweight position in Colombia also hurt performance. We remain underweight the country due to valuations and earnings outlook. Economic activity in Colombia, boosted by export growth, remains strong. While Colombia's economy registered the slowest growth in the region in 2010 at 4.3%, consensus expectations show acceleration this year to 5.5%. However, as elsewhere, the threat of inflation has taken center stage and will likely lead to policy normalization in 2011, in our opinion.

The Latin American Discovery Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

•  In Chile, stock selection within materials was the primary reason for the negative country contribution. Chile's economic activity has been solid given last year's strong domestic monetary stimulus and external conditions (especially relatively high copper prices). Nevertheless, as with the rest of the region, the central bank has started to tighten monetary policy as the economy is growing strongly and inflation expectations are rising quickly toward the upper limit of the target band. Chile remains our largest underweight country position given inflation, relative valuations and the earnings outlook.

Management Strategies

•  The Fund continues to integrate top-down country allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuation and sentiment.

•  While we remain cautious on the near-term outlook, regional valuations are becoming more compelling, in our opinion. We expect growth in Latin America to moderate this year, as central banks have tightened policy in response to higher inflation. This is especially the case in Brazil, Chile and Peru. The combination of slower growth and external risks has hampered performance in the region so far this year. Looking forward, we expect policy response against inflation to moderate as growth slows and recent commodity price pressures, particularly food and energy, subside. While we are cautious on the near term, we believe that the region's macroeconomic improvements, valuations and earnings growth remain supportive for its long-term outlook.

•  We continue to favor countries with compelling domestic demand stories and sectors with a secular tailwind. Key sector overweight positions are financials, consumer staples, telecommunications services and health care. We remain underweight commodities and generally saturated markets. Our largest country allocations in the portfolio remain Brazil and Mexico. Relative to the Index, the Fund's portfolio is overweight the markets of Panama (which is not represented in the Index), Brazil and Argentina. We increased the Fund's exposure to Chile (reducing its underweight) given better dynamics and valuations. Following recent sales, Mexico joins Colombia as our underweight country positions.

Sincerely,

Arthur Lev
President and Principal Executive Officer   July 2011

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that (i) the Fund's performance was competitive with its peer group average; (ii) the management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided; and (iii) the total expense ratio was competitive with its peer group average.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Investment Advisory Agreement Approval (cont'd)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (101.1%)
Argentina (1.1%)
Commercial Banks
Banco Macro SA ADR	15,700	$592
Diversified Telecommunication Services
Telecom Argentina SA ADR	42,700	1,113
		1,705
Brazil (70.9%)
Beverages
Cia de Bebidas das Americas (Preference) ADR	245,800	8,291
Commercial Banks
Banco Bradesco SA (Preference)	58,080	1,180
Banco Bradesco SA ADR	337,110	6,907
Banco do Brasil SA	159,200	2,856
Itau Unibanco Holding SA (Preference)	193,001	4,508
Itau Unibanco Holding SA (Preference) ADR	332,142	7,822
Itausa - Investimentos Itau SA (a)	4,625	35
Itausa - Investimentos Itau SA (Preference)	479,488	3,684
		26,992
Diversified Financial Services
BM&F Bovespa SA	649,800	4,301
Diversified Telecommunication Services
Telecomunicacoes de Sao Paulo SA ADR	170,035	5,050
Food Products
BRF - Brasil Foods SA	269,502	4,576
Health Care Providers & Services
Amil Participacoes SA	140,320	1,650
Diagnosticos da America SA	67,400	907
		2,557
Household Durables
MRV Engenharia e Participacoes SA	265,800	2,207
PDG Realty SA Empreendimentos e Participacoes	694,280	3,911
		6,118
Metals & Mining
Gerdau SA ADR	173,200	1,822
Metalurgica Gerdau SA (Preference)	35,145	450
Vale SA	19,206	609

	Shares	Value (000)
Vale SA (Preference)	36,912	$1,056
Vale SA (Preference) ADR	620,045	17,957
Vale SA ADR	94,500	3,019
		24,913
Oil, Gas & Consumable Fuels
OGX Petroleo e Gas Participacoes SA (a)	334,900	3,131
Petroleo Brasileiro SA (Preference)	331,726	5,042
Petroleo Brasileiro SA ADR	359,573	11,729
Ultrapar Participacoes SA (Preference)	173,200	3,069
		22,971
Personal Products
Hypermarcas SA	215,900	2,034
Real Estate Management & Development
BR Malls Participacoes SA	181,200	2,073
Multiplan Empreendimentos Imobiliarios SA	42,900	937
		3,010
Trading Companies & Distributors
Mills Estruturas e Servicos de Engenharia SA	89,100	1,284
		112,097
Chile (6.2%)
Beverages
Cia Cervecerias Unidas SA	78,141	936
Chemicals
Sociedad Quimica y Minera de Chile SA ADR	26,100	1,689
Commercial Banks
Banco Santander Chile ADR	11,200	1,051
Food & Staples Retailing
Cencosud SA	295,354	2,127
Independent Power Producers & Energy Traders
Empresa Nacional de Electricidad SA	1,124,381	2,134
Empresa Nacional de Electricidad SA ADR	3,500	200
		2,334
Metals & Mining
Antofagasta PLC	74,697	1,671
		9,808

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Colombia (0.9%)
Oil, Gas & Consumable Fuels
Pacific Rubiales Energy Corp.	52,616	$1,415
Mexico (17.9%)
Beverages
Fomento Economico Mexicano SAB de CV ADR	63,000	4,189
Commercial Banks
Grupo Financiero Banorte SAB de CV Series O	769,099	3,492
Construction & Engineering
Empresas ICA SAB de CV (a)	642,700	1,484
Consumer Finance
Compartamos SAB de CV	653,300	1,186
Food & Staples Retailing
Grupo Comercial Chedraui SA de CV	520,100	1,632
Wal-Mart de Mexico SAB de CV Series V	429,372	1,274
		2,906
Household Durables
Desarrolladora Homex SAB de CV ADR (a)	48,644	1,227
Household Products
Kimberly-Clark de Mexico SAB de CV, Class A	68,500	451
Multiline Retail
El Puerto de Liverpool SAB de CV	107,600	824
Wireless Telecommunication Services
America Movil SAB de CV, Class L ADR	234,005	12,608
		28,367
Panama (1.9%)
Airlines
Copa Holdings SA, Class A	44,603	2,977
Peru (2.2%)
Commercial Banks
Credicorp Ltd.	39,900	3,435
TOTAL COMMON STOCKS (Cost $104,552)		159,804

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $1,457)	1,457,176	$1,457
TOTAL INVESTMENTS (102.0%) (Cost $106,009) (b)		161,261
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)		(3,238)
NET ASSETS (100.0%)		$158,023

(a)  Non-income producing security.

(b)  The approximate market value and percentage of net assets, $1,671,000 and 1.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2011. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$2,977	$—	$—	$2,977
Beverages	13,416	—	—	13,416
Chemicals	1,689	—	—	1,689
Commercial Banks	35,562	—	—	35,562
Construction & Engineering	1,484	—	—	1,484
Consumer Finance	1,186	—	—	1,186
Diversified Financial Services	4,301	—	—	4,301
Diversified Telecommunication Services	6,163	—	—	6,163
Food & Staples Retailing	5,033	—	—	5,033

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Food Products	$4,576	$—	$—	$4,576
Health Care Providers & Services	2,557	—	—	2,557
Household Durables	7,345	—	—	7,345
Household Products	451	—	—	451
Independent Power Producers & Energy Traders	2,334	—	—	2,334
Metals & Mining	24,913	1,671	—	26,584
Multiline Retail	824	—	—	824
Oil, Gas & Consumable Fuels	24,386	—	—	24,386
Personal Products	2,034	—	—	2,034
Real Estate Management & Development	3,010	—	—	3,010
Trading Companies & Distributors	1,284	—	—	1,284
Wireless Telecommunication Services	12,608	—	—	12,608
Total Common Stocks	158,133	1,671	—	159,804
Short-Term Investment —
Investment Company	1,457	—	—	1,457
Total Assets	$159,590	$1,671	$—	$161,261

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2011, securities with a total value of approximately $1,671,000 transferred from Level 1 to Level 2. At June 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—	‡
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2011	$—

† Includes one or more securities which are valued at zero.

‡ Includes one or more securities with proceeds from sales of zero.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.2%
Commercial Banks	22.1
Metals & Mining	16.5
Oil, Gas & Consumable Fuels	15.1
Beverages	8.3
Wireless Telecommunication Services	7.8
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011

Financial Statements

Statement of Assets and Liabilities	June 30, 2011 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $104,552)	$159,804
Investment in Security of Affiliated Issuer, at Value (Cost $1,457)	1,457
Total Investments in Securities, at Value (Cost $106,009)	161,261
Foreign Currency, at Value (Cost $53)	54
Receivable for Investments Sold	589
Dividends Receivable	477
Receivable from Affiliate	—	@
Other Assets	18
Total Assets	162,399
Liabilities:
Dividends Declared	3,709
Payable for Investments Purchased	425
Payable for Investment Advisory Fees	149
Payable for Professional Fees	48
Payable for Custodian Fees	22
Payable for Administration Fees	5
Payable for Directors' Fees and Expenses	2
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	15
Total Liabilities	4,376
Net Assets
Applicable to 8,080,547 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$158,023
Net Asset Value Per Share	$19.56
Net Assets Consist of:
Common Stock	$81
Paid-in-Capital	102,102
Distributions in Excess of Net Investment Income	(435)
Accumulated Net Realized Gain	1,020
Unrealized Appreciation (Depreciation) on:
Investments	55,252
Foreign Currency Translations	3
Net Assets	$158,023

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2011 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $245 of Foreign Taxes Withheld)	$2,446
Dividends from Security of Affiliated Issuer	1
Total Investment Income	2,447
Expenses:
Investment Advisory Fees (Note B)	923
Administration Fees (Note C)	76
Custodian Fees (Note D)	48
Professional Fees	46
Stockholder Reporting Expenses	16
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	3
Other Expenses	24
Total Expenses	1,139
Waiver of Administration Fees (Note C)	(45)
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	1,093
Net Investment Income	1,354
Realized Gain (Loss):
Investments Sold	3,872
Foreign Currency Transactions	(10)
Net Realized Gain	3,862
Change in Unrealized Appreciation (Depreciation):
Investments	(11,288)
Foreign Currency Translations	(23)
Net Change in Unrealized Appreciation (Depreciation)	(11,311)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(7,449)
Net Decrease in Net Assets Resulting from Operations	$(6,095)

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2011 (unaudited) (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,354	$838
Net Realized Gain	3,862	11,540
Net Change in Unrealized Appreciation (Depreciation)	(11,311)	11,771
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,095)	24,149
Distributions from and/or in Excess of:
Net Investment Income	—	(2,507)
Net Realized Gain	(3,709)	(2,445)
Total Distributions	(3,709)	(4,952)
Total Increase (Decrease)	(9,804)	19,197
Net Assets:
Beginning of Period	167,827	148,630
End of Period (Including Distributions in Excess of Net Investment Income of $(435) and $(1,789))	$158,023	$167,827

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2011 (unaudited)		2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$20.77		$18.39	$9.28		$30.70	$27.87		$25.96
Net Investment Income†	0.17		0.10	0.14		0.22	0.34		0.29
Net Realized and Unrealized Gain (Loss)	(0.92)		2.89	9.21		(14.95)	10.29		10.61
Total from Investment Operations	(0.75)		2.99	9.35		(14.73)	10.63		10.90
Distributions from and/or in excess of:
Net Investment Income	—		(0.31)	(0.24)		(0.12)	(0.55)		(0.60)
Net Realized Gain (Loss)	(0.46)		(0.30)	—		(6.57)	(7.25)		(8.39)
Total Distributions	(0.46)		(0.61)	(0.24)		(6.69)	(7.80)		(8.99)
Anti-Dilutive Effect of Share Repurchase Program	—		—	—		0.00 ‡	0.00	‡	—
Net Asset Value, End of Period	$19.56		$20.77	$18.39		$9.28	$30.70		$27.87
Per Share Market Value, End of Period	$18.09		$19.17	$17.23		$8.71	$30.11		$26.70
TOTAL INVESTMENT RETURN:
Market Value	(3.17	)%#	14.81%	100.80%		(55.98)%	43.76%		64.51%
Net Asset Value(1)	(3.37	)%#	16.55%	101.15%		(54.00)%	40.32%		50.27%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$158,023		$167,827	$148,630		$74,955	$247,897		$225,230
Ratio of Expenses to Average Net Assets(2)	1.36	%*+	1.38%+	1.40	%+	1.34%+	1.29	%+	1.35%
Ratio of Net Investment Income to Average Net Assets(2)	1.69	%*+	0.56%+	1.02	%+	0.88%+	1.07	%+	1.01%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	9	%#	32%	43%		75%	57%		59%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.42	%*	1.41%+	1.44	%+	1.38%+	1.34	%+	1.40%
Ratio of Net Investment Income to Average Net Assets	1.62	%*	0.53%+	0.98	%+	0.84%+	1.02	%+	0.96%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

§  Amount is less than 0.005%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements

The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Latin American issuers and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Latin American issuers or debt securities issued or guaranteed by a Latin American government or governmental entity, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation:  Securities listed on an exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

3.  Fair Value Measurement:  Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

4.  Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Investment Advisory/Sub-Advisory Fees:  Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.15% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees:  MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2011, approximately $45,000 of administration fees were waived

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees:  State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes:  It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$2,507	$2,445	$1,947	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

the following reclassifications among the components of net assets at December 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$36	$(26)	$(10)

At December 31, 2010, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$—	$3,709

At June 30, 2011, the U.S. Federal income tax cost basis of investments was approximately $106,009,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was approximately $55,252,000 of which approximately $58,878,000 related to appreciated securities and approximately $3,626,000 related to depreciated securities.

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $5,093,000.

F.  Security Transactions and Transactions with Affiliates: During the six months ended June 30, 2011, the Fund made purchases and sales totaling approximately $15,171,000 and $14,310,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2011, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Value June 30, 2011 (000)
$4,034	$7,441	$10,018	$1	$1,457

During the six months ended June 30, 2011, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the six months ended June 30, 2011, the Fund incurred brokerage commissions of approximately $5,000 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Investment Adviser, Sub-Adviser, Administrator and Distributor under Section 17 of the 1940 Act, for portfolio transactions executed on behalf of the Fund.

G.  Other:  On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended June 30, 2011, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 2,165,438 of its shares at an average discount of 18.86% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

H.  Results of Annual Meeting of Stockholders:  On June 30, 2011, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Kathleen A. Dennis	5,041,958	227,579
Joseph J. Kearns	4,375,903	893,634
Michael E. Nugent	4,372,586	896,951
Fergus Reid	4,376,333	893,204

I.  Indemnifications:  The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Portfolio Management

The Fund is managed within the Latin American Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Ana Cristina Piedrahita, an Executive Director of the Sub-Adviser, and Gaite Ali, an Executive Director of the Adviser.

Ms. Piedrahita has been associated with the Sub-Adviser in an investment management capacity since 2002 and began managing the Fund in February 2002. Ms. Ali has been associated with the Adviser in an investment management capacity since 2007 and began managing the Fund in February 2011. Prior to September 2007, Ms. Ali was with Alliance Bernstein from March 1997 until February 2006.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain (loss). The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Latin American Discovery Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' "Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

The Latin American Discovery Fund, Inc.

June 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — January 2011			N/A	N/A
mo-da-year — February 2011			N/A	N/A
mo-da-year — March 2011			N/A	N/A
mo-da-year — April 2011			N/A	N/A
mo-da-year — May 2011			N/A	N/A
mo-da-year — June 2011			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Latin American Discovery Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 25, 2011